UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021

The Music Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39985	85-3819449
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9000 W. Sunset Blvd #1500 Hollywood, CA	90069
(Address of Principal Executive Offices)	(Zip Code)

(747) 203-7219

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	TMAC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Principal Officer

On August 10, 2021, the Board of Directors (the “Board”) of The Music Acquisition Corporation, a Delaware corporation (the “Company”), approved the appointment of Todd J. Lowen, the Company’s Chief Operating Officer, to serve also as the Company’s Chief Financial Officer and Secretary.

Mr. Lowen, who is 41 years old, will continue to serve as the Company’s Chief Operating Officer and one of its directors, offices he has held since October 14, 2020, the Company’s inception. Mr. Lowen has 20 years of experience in finance and investment. Mr. Lowen spent the majority of his career in the Equity Derivatives businesses of Lehman Brothers and Barclays Capital Inc. in New York from June 2002 to June 2016, where he advised institutional investors, such as hedge funds and pension funds, on event driven investment strategies relating to, and including, merger arbitrage, spin-offs/splits, exchange offers, tenders, and SPACs. From September 2016 to July 2021, Mr. Lowen was a Managing Director at Olivetree Financial, LLC. Mr. Lowen holds a Business Administration degree in Finance from Boston College.

Mr. Lowen will not be compensated by the Company for his services as a Chief Financial Officer and Secretary and has not entered into an employment agreement with the Company. Mr. Lowen is a party to an indemnity agreement entered into in connection with the Company’s initial public offering.

There are no arrangements or understandings between Mr. Lowen and any other person pursuant to which Mr. Lowen was selected as an officer of the Company. There are no family relationships between Mr. Lowen and any of the Company’s officers or directors.

Other than as described in the Company's Registration Statement on Form S-1 (File No. 333-252152) filed with the Securities and Exchange Commission in connection with the Company's initial public offering, since the Company’s inception, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Lowen had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2021

THE MUSIC ACQUISITION CORPORATION

By:	/s/ Neil Jacobson
	Name:	Neil Jacobson
	Title:	Chief Executive Officer

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